EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BT Brands, Inc. (the “Company”) on Form 10-Q for the fiscal quarterly period ended July 3, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Brimmer, the Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2022	/s/ Kenneth Brimmer
Kenneth Brimmer
Chief Financial Officer